UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3100 Central Expressway
Santa Clara, California		95670
(Address of principal executive offices)		(Zip Code)

(408) 764-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 26, 2007, Samuel D. Colella, a director of Symyx Technologies, Inc. (the “Company”), retired from the board of directors (the “Board”) effective as of June 26, 2007. At the time of his retirement, Mr. Colella served in the class of directors whose term of office expires at the Company’s 2009 annual meeting of stockholders. Mr. Colella also served as the chair of the Compensation Committee of the Board (the “Compensation Committee”) and a member of the Governance Committee of the Board (the “Governance Committee”). Mr. Colella’s decision to retire did not result from any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Bruce Pasternak

(d) On June 29, 2007, the Governance Committee recommended to the Board, and the Board approved, the election of Bruce Pasternack to the Board, to serve until the Company’s 2008 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Pasternack was also named as a member of the Compensation Committee.

From May of 2005 to May of 2007, Mr. Pasternack served as the President and Chief Executive Officer of Special Olympics, Inc., a global non-profit organization for athletes with intellectual disabilities.  Prior to joining Special Olympics, Inc., Mr. Pasternack spent more than 28 years at Booz Allen Hamilton, Inc. where his last position was Senior Vice President and Managing Partner of its San Francisco office.  He serves on the Boards of BEA Systems and Quantum Corporation and is a director at several non-profit organizations.  Mr. Pasternack holds a B.E. from The Cooper Union and a M.S.E. from the University of Pennsylvania.

On June 29, 2007, pursuant to with the Company’s 2007 Stock Incentive Plan (the “2007 Plan”), the Board granted to Mr. Pasternack a restricted stock unit award equal to a value of $47,625 (the “Initial Grant”). The Initial Grant fully vests on June 12, 2008, provided that Mr. Pasternack remains a director of the Company at such time. Notwithstanding the foregoing, in the event of a Corporate Transaction or a Change in Control (each term as defined in the 2007 Plan), the portion of the Initial Grant that is neither assumed nor replaced in connection with such event will fully vest immediately.

Pursuant to the Company’s non-employee director compensation program, Mr. Pasternack will be eligible to receive an annual retainer of $30,000 paid on a quarterly basis for service as a director, and $7,500 paid quarterly for service on the Compensation Committee. In addition, Mr. Pasternack will be reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at and participation in Board and committee meetings.

The Company also entered into a standard form of indemnification agreement with Mr. Pasternack (the “Indemnification Agreement”). The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Pasternack, under the circumstances and to the extent provided for in the Indemnification Agreement, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

The Company’s standard form of indemnification agreement was previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (No. 333-87453), as filed on September 21, 1999, and is incorporated herein by reference.

Isy Goldwasser

On July 2, 2007, the Governance Committee recommended to the Board, and the Board approved, the election of Isy Goldwasser to the Board, to serve until the Company’s 2009 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.  Isy Goldwasser has served as the Chief Executive Officer of the Company since June 12, 2007 and as President since 1998.

(e) On June 12, 2007, at the 2007 annual meeting of the Company’s stockholders (the “2007 Annual Meeting”), the Company’s stockholders approved the adoption of the 2007 Plan.

The 2007 Plan provides for the grant of stock options, restricted stock, restricted stock units and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2007 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. The 2007 Plan is administered by the Compensation Committee. The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2007 Plan is 750,000 shares, plus any shares that would otherwise return to each of the Company’s 1997 Stock Plan (the “1997 Plan”) and the Company’s 2001 Nonstatutory Stock Option Plan (the “2001 Nonstatutory Plan”) as a result of forfeiture, termination or expiration of awards previously granted under each of the 1997 Plan and the 2001 Nonstatutory Plan. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 750,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 750,000 shares.

A more detailed summary of the material features of the 2007 Plan is set forth in the Company’s definitive proxy statement for the 2007 Annual Meeting, filed with the Securities and Exchange Commission on April 27, 2007 (the “Proxy Statement”).

The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2007 Plan, filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 2, 2007, the Amended and Restated Bylaws (the “Bylaws”) of the Company were amended and restated to increase the number of directors from seven (7) to eight (8) directors.

A copy of the Bylaws incorporating the change in the authorized number of directors of the Company is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Symyx Technologies, Inc., effective as of July 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President, Acting CFO and General Counsel

Date: July 2, 2007